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                                                                   Exhibit 10.9


                                 DEPLOYMENT PRODUCT
                                  LICENSE AGREEMENT

     THIS DEPLOYMENT PRODUCT LICENSE AGREEMENT is effective as of this     th
day of                , 199  and is entered into between TRANSFORMATION
PROCESSING INC. ("TPI"), a corporation having its principal place of business at the address set forth below, and (the "User") having a place of business at the address set forth below.

RECITALS

A. The User has certain software libraries, data and applications (the "User Applications") which execute on the computer system described in Schedule A (the "Target Computer System").

B. The User Applications use the technology licensed by TPI so that they will execute under the Target Computer System.

C. The User Applications will only execute on the Target Computer System, in conjunction with certain software function support licensed by TPI (the "Deployment Products").

D. The execution of this license agreement is a condition of TPI providing the User with the Deployment Products.

     THE PARTIES HERETO AGREE AS FOLLOWS:

1. DELIVERY OF DEPLOYMENT PRODUCT: The Deployment Products include software functionality for a computer called a Server ("Server Software"). The Deployment Products also include software functionality that accommodates end user access to that functionality provided by the Server Software ("Client Software"). The Deployment Products are available under license from TPI for a specified number of concurrent users for both the Server Software and Client Software as specified in Schedule B. The license grants the User to install one (1) copy of the Server Software on the computer called a Server and to install the Client Software on the User's computer and workstations licensed under this Agreement.

2. SEPARATION OF COMPONENTS: The Deployment Products (Server Software and Client Software) are licensed as a single product. The Deployment Products and its component parts may not be separated for use by more than one (1) User. The Deployment Products and its component parts may not be separated for use on more than one (1) computer or server.

3. DEPLOYMENT PRODUCT LICENSE: There is an initial license fee and annual support fees which must be paid under the Deployment Product License Agreement, each of which is calculated in part on the number of concurrent system users. The User may resell or install the


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     Deployment Products on more than one (1) computer or server provided that a separate Deployment Product License Agreement is entered into for each such installation.

          (a) The Server Software and the components and their updates is licensed for one (1) and the same Server.
          (b) The Client Software and the components and their updates is licensed for one (1) and the same client.

4. RESTRICTIONS: The User may only use the Deployment Products so long as this license is in force. The User shall not:

          (a)  rent, lease, loan or distribute the Deployment Products; or
          (b) use, copy, modify, merge or transfer the Deployment Products, or any copy thereof, in whole or in part, except as expressly provided in this agreement.

     This license is restricted to the use of the Deployment Products in conjunction with that number of concurrent system users on the computer system described in Schedule A. If the User wishes to upgrade this license to permit the use of the Deployment Products in conjunction with a larger number of concurrent system users or on a system other than the computer system described in Schedule A, TPI will upgrade this license upon payment and execution of such supplementary license agreements.

5. SUPPORT: Subject to the terms of this agreement, TPI will provide the User with the following support services for the Deployment Products:

          (a) TPI will provide advice and assistance in the use of the Deployment Products; and
          (b) TPI will use all reasonable efforts to correct any defect in the execution of the Deployment Products.

     The support services will be provided by telephone (with long distance charges payable by the User) during regular business hours of the TPI office providing support services.

     The User must be willing to assist TPI with additional information or provide access to the User Applications which TPI may reasonably request. During the first ninety (90) days following the delivery to the User, there will be no charge for the support services. Thereafter, there will be no charge for the support services if the support fees identified in the Deployment Product License Agreement are current. Otherwise, TPI shall be entitled to charge the User for support time at TPI s applicable hourly rate. Charges will apply if TPI is asked to resolve problems caused by the User not operating the Deployment Products as described in the user manual "online" documentation and/or TPI provided materials or when TPI determines that the cause of the problem is by nature the responsibility of the User.

     Any supplemental software code and/or updates provided to the User as part of the Support Services shall be considered part of the Deployment Products and are subject to the terms and conditions of this Agreement. With respect to technical information Users provide to TPI as part of the Support Services, TPI may use such information for its business purposes, including product support and development.


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     The User is expected to be familiar with the operating systems that the
     Deployment Products execute under, the third-party database management system uses for data storage, and any other third-party software utilized. TPI may charge the User for any support services (whether during the first ninety (90) days or otherwise) which arise out of the User's misunderstanding of the Target Computer System as described in Schedule A.

6. LICENSES FEES: The User agrees to pay to TPI the one-time initial license fee and the annual support fees described in Schedule B as the same become due under this Agreement. The one-time initial license fee is due upon execution of this Agreement. The first annual support fee is payable upon execution of this Agreement. Subsequent annual support fees are due on each anniversary of the date of this Agreement.

7. CURRENCY, TAXES AND PAYMENT TERMS: All references in this agreement to dollars are expressed in U.S.A. currency except where otherwise noted and all amounts payable to TPI shall be paid in U.S.A. dollars. The fees payable under this Agreement do not include any taxes or duties which, if applicable, will be billed in addition to the fees and shall be payable by the User upon invoice. All amounts owing under this Agreement which are not paid when due shall bear interest at the lesser of the highest rate permitted at law and the Prime Rate plus 2% per annum until paid in full. The Prime Rate shall mean the prime commercial lending rate of interest per annum charged from time to time during the currency of this Agreement by the Bank of Montreal (the "Bank") for demand loans in Canadian funds made at the main branch of the Bank in Toronto, Ontario (and if at any time there is more than one (1) such prime commercial lending rate of the Bank, the Prime Rate shall be the highest prime commercial lending rate of the
     Bank).

8. CONFIDENTIALITY: The User acknowledges that the Deployment Products and the whole of the ideas, concepts, know-how and techniques contained therein (collectively the "Confidential Information") are trade secrets which required substantial efforts to create and develop. The User agrees not to use the Confidential Information except as permitted under this Agreement. The User may not reverse engineer, decompile, or disassemble the Deployment Products, except and only to the extent that such activity is expressly permitted by applicable law, notwithstanding this limitation. The User agrees to hold the Confidential Information in confidence with the same degree of care it uses with its own confidential information (using at least a reasonable standard of care) and not to disclose such Confidential Information in any form whatsoever except to those of its employees and subcontractors who have a need to use the same in the normal course of their work and who have agreed to abide by the provisions of this Agreement.

9. DISCLAIMER OF WARRANTY: THE DEPLOYMENT PRODUCTS ARE PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND. TPI DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THE WARRANTY AGAINST LATENT DEFECTS; ANY WARRANTY AGAINST INFRINGEMENT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TPI MAKES NO WARRANTY: (A) WITH RESPECT TO THE CHARACTERISTICS OF EXECUTION OF THE DEPLOYMENT PRODUCTS (INCLUDING RESPONSE TIME, CHARACTERISTICS OF USE OF MACHINE TIME AND OTHER OPERATING FUNCTIONS WITH ANY PARTICULAR EQUIPMENT); (B) THAT THE FUNCTIONS CONTAINED IN THE DEPLOYMENT PRODUCTS WILL


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     SATISFY THE NEEDS OF THE USER;  (C) THAT THE OPERATION OF THE DEPLOYMENT
     PRODUCT WILL BE ERROR FREE OR UNINTERRUPTED; OR (D) THAT DEFECTS AND PROGRAMMING ERRORS IN THE DEPLOYMENT PRODUCTS WILL BE DETECTED OR CORRECTED. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY TPI OR A TPI REPRESENTATIVE SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY.

10. LIMITATION OF LIABILITY: UNDER NO CIRCUMSTANCES, INCLUDING NEGLIGENCE, SHALL TPI OR ITS SUPPLIERS BE LIABLE FOR ANY LOSS OR DAMAGE WHATSOEVER THAT RESULTS FROM THE USE OF OR INABILITY TO USE THE DEPLOYMENT PRODUCTS, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR PROFITS, BUSINESS INTERRUPTION, LOSS OF SOFTWARE OR INFORMATION, FAILURE TO REALIZE EXPECTED SAVINGS OR ANY OTHER PECUNIARY LOSS OF ANY NATURE WHATSOEVER INCLUDING INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, EVEN IF TPI OR A TPI REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SAME. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY. IN NO EVENT SHALL THE TOTAL LIABILITY OF TPI TO THE USER FOR ALL DAMAGES, LOSSES, AND CAUSES OF ACTION UNDER ANY LEGAL THEORY (INCLUDING, WITHOUT LIMITATION, CONTRACT, FUNDAMENTAL BREACH OR BREACH OF A FUNDAMENTAL TERM, TORT OR NEGLIGENCE) EXCEED THE AMOUNTS PAID BY THE USER TO TPI UNDER THIS AGREEMENT DURING THE YEAR PRECEDING THE MAKING OF THE CLAIM.

11. RESPONSIBILITY OF USER: The User is the only party responsible for the use of the Deployment Products. The User agrees to use the necessary verification controls and operating techniques to satisfy its needs with respect to error detection, security, back-up and restart in case of failure or destruction of the User s software, the Deployment Products or any of the User s files and data. TPI strongly recommends that the User test the Deployment Products before operation with the User s software and data.

12. INDEMNIFICATION BY USER: The User agrees to defend TPI against any action, suit or claim against TPI by any third party resulting from the use of, or inability to use, the Deployment Products by the User and the User agrees to indemnify and hold TPI harmless from and against all damages, liabilities, losses and expenses, including reasonable attorney s fees and all court costs, incurred by TPI as a result of any such action, suit or claim.

13. TERM: This Agreement and the license granted hereunder shall come into force upon execution of this Agreement and payment of the initial license fee, and shall remain in force until this Agreement is terminated. The User may terminate this Agreement at any time by discontinuing any further use of the Deployment Products and returning to TPI all copies of the Deployment Products. TPI shall be entitled to terminate this Agreement by giving written notice of termination if the User fails to pay any amount owing under this Agreement or fails to abide by any of the terms of this agreement and such failure continues for ten (10) days after written notice to remedy such failure is given. This Agreement will automatically


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     terminate without notice if the User becomes bankrupt or insolvent, or makes an assignment for the benefit of its creditors, or if a liquidation order is made against the User or if the User takes advantage of any statute relating to insolvency, bankruptcy, or arrangements with creditors. Upon termination of this Agreement, the User shall cease all further use of the Deployment Products and return to TPI all copies of the Deployment Products in its possession or control. Instead of such return, TPI may, at its option, require the User to destroy such copies and provide TPI with satisfactory evidence of such destruction. Those provisions of this Agreement which by their nature are intended to survive the termination of this Agreement (including, without limitation, Sections 8, 9 and 11) shall survive the termination of this Agreement.

14. NOTICE: Any notice required or permitted under this Agreement shall be given to the address for notice set out below or to such other address of which notice is given. Such notice may be given by personal delivery (including courier delivery), prepaid mail or facsimile. Such notice shall be considered received on the date of actual receipt at the address for notice.

15. ASSIGNMENT: The license granted by this Agreement extends only to the User and not to any other person, firm, partnership, corporation or other entity, even if such may constitute a subsidiary or an affiliate of the User. This Agreement can only be assigned with the prior written consent of TPI and upon the conditions stipulated by TPI.

16. SOFTWARE TRANSFER: The User may permanently transfer all of the Users rights under this Agreement, provided the User retains no copies, transfers all of the Deployment Products (including all component parts, the media and printed materials, any upgrades, and this Agreement), notice of the User's name, company and address and the name, company and the address of the company to whom the User is transferring the rights granted herein, and the recipient agrees to the terms of this Agreement. If the Deployment Products have been upgraded by TPI, any transfer must include all prior versions of the Deployment Products. If the Deployment Products are received as part of a subscription, any transfer must include all prior deliverables of Deployment Products and all other subscription deliverables.

17. OTHER TERMS: This agreement sets forth the entire understanding between the parties relating to the subject matter hereof, and there are no agreements, promises, representations or understandings between the parties other than as set forth herein. No amendment or modification of this agreement shall be effective unless in writing and signed by the parties to this Agreement. No term, covenant or condition of this Agreement shall be deemed to have been waived by either party to this Agreement unless such waiver is in writing, and then such waiver shall only to the specific event or circumstance described in such waiver. This Agreement shall be governed by the laws in force at the User's address for notice set forth below. The section headings in this Agreement are for convenience of reference and do not affect the meaning of sections. This Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective legal personal representatives, successors and permitted assigns.

18. LANGUAGE: The parties hereto have requested that this agreement be drafted in English. Les parties aux presentes ont exige que le present contrat soit redige en langue anglaise.


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     IN WITNESS WHEREOF THE PARTIES HAVE SIGNED THIS AGREEMENT AS OF THE DATE
STATED ON PAGE ONE HEREOF BY THEIR OFFICERS DULY AUTHORIZED AS THEY SO DECLARE.



USER                                      TRANSFORMATION PROCESSING INC.
                                          2121 Argentia Road
                                          Suite 200
                                          Mississauga, Ontario
                                          Canada
                                          L5N 2X4


By:________________________________       By:___________________________________
   (Signature)                               (Signature)

___________________________________       ______________________________________
Name of Signing Officer (Please Print)    Name of Signing Officer (Please Print)

___________________________________       ______________________________________
Title (Please Print)                      Title (Please Print)

___________________________________       TRANSFORMATION PROCESSING INC.
USER'S ADDRESS FOR NOTICE:                ADDRESS FOR NOTICE:
                                          2121 Argentia Road, Suite 200
                                          Mississauga, Ontario
     Same as above.                       Canada L5N 2X4


TELEPHONE: (919) 875-3095                 TELEPHONE: (905) 812-7907
FACSIMILE: (919) 954-7135                 FACSIMILE: (905) 812-7920


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                                     SCHEDULE A
                              TARGET COMPUTER SYSTEMS


CPU
               SYSTEM    SERIAL #            MODEL   /    MEMORY    /    DISK
          ----------------------------------------------------------------------
EXAMPLE
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

TERMINALS
            MANUFACTURER
                NAME          M/C TYPE     MODEL    LOCAL /REMOTE/INTERFACE TYPE
          ----------------------------------------------------------------------
EXAMPLE
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

PRINTERS
            MANUFACTURER
                NAME          M/C TYPE     MODEL    LOCAL /REMOTE/INTERFACE TYPE
          ----------------------------------------------------------------------
EXAMPLE
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


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TAPE DRIVES
            MANUFACTURER
                NAME          M/C TYPE     MODEL    LOCAL /REMOTE/INTERFACE TYPE
          ----------------------------------------------------------------------
EXAMPLE
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


OPERATING SYSTEM
          OPERATING SYSTEM    VERSION
          ---------------------------
EXAMPLE
          ---------------------------

          ---------------------------

          ---------------------------

COMPILER VERSION
          COMPILER SYSTEM     VERSION
          ---------------------------
EXAMPLE
          ---------------------------

          ---------------------------

          ---------------------------

OTHER VERSION
          OTHER SYSTEM        VERSION
          ---------------------------
EXAMPLE
          ---------------------------

          ---------------------------

          ---------------------------


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                                     SCHEDULE B
                        LICENSE FEES AND ANNUAL SUPPORT FEES

Based on the number of concurrent users identified in Schedule B (the "Target Computer System"), the initial license fees and annual support fees payable to TPI for the use of the Deployment Products granted under this Agreement are as follows. Amounts are expressed in the U.S.A. currency.

1.   DEPLOYMENT PRODUCTS INITIAL FEE

     (a) SERVER SOFTWARE: A one-time initial license fee will be charged at a rate of $695.00 per concurrent user. The total number of concurrent users is identified as two (2).

          The one-time initial license fee is $ 1390.00.

     (b) CLIENT SOFTWARE: A one-time initial license fee will be charged at a rate of $295.00 per concurrent user. The total number of concurrent users is identified as two(2).

          The one-time initial license fee is $ 590.00.

     DEPLOYMENT PRODUCT SUPPORT FEE

     (a) SERVER SOFTWARE: The annual support fee is charged at a rate of 15% of the one-time initial license fee. The first payment is due upon execution of this Agreement. Subsequent payments are due on each Anniversary Date of this Agreement.

          The annual support fee is $ 208.50.

     (b) CLIENT SOFTWARE: The annual support fee is charged at a rate of 10% of the one-time initial license fee. The first payment is due upon execution of this Agreement. Subsequent payments are due on each Anniversary Date of this Agreement.

          The annual support fee is $ 59.00.


The one-time initial license fee and annual support fees do not include any taxes or duties which, if applicable, will be charged in addition to those fees set out in this Agreement

Prices are subject to change with thirty (30) days prior written notice.


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TRANSFORMATION PROCESSING INC.      DATE    DEPLOYMENT PRODUCT LICENSE AGREEMENT